EATON VANCE LARGE-CAP GROWTH FUND
Supplement to Prospectus dated May 1, 2012

1.  The following replaces “Fees and Expenses of the Fund” under “Fund Summaries – Eaton Vance Large-Cap Growth Fund”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.   You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 44 of the Fund's Prospectus and page 25 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class C	Class I	Class R
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	1.00%	n/a	0.50%
Other Expenses	0.33%	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.38%	2.13%	1.13%	1.63%
Expense Reimbursement(2)	(0.13)%	(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.25%	2.00%	1.00%	1.50%

(1)

Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.

(2)

The administrator has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.00% for Class I shares and 1.50% for Class R shares.  This expense reimbursement will continue through April 30, 2013.  Any amendment to or a termination of this reimbursement would require written approval of the Board of Trustees.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as:  brokerage commissions, acquired fund fees and expenses, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by the administrator during the Fund’s current fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$695	$975	$1,275	$2,127	$695	$975	$1,275	$2,127
Class C shares	$303	$654	$1,132	$2,452	$203	$654	$1,132	$2,452
Class I shares	$102	$346	$610	$1,363	$102	$346	$610	$1,363
Class R shares	$153	$502	$874	$1,922	$153	$502	$874	$1,922

2.  The following replaces the table and notes under “Performance” in “Fund Summaries – Eaton Vance Large-Cap Growth Fund”:

Average Annual Total Return as of December 31, 2011	One Year	Five Years	Life of Fund
Class A Return Before Taxes	–10.83%	–0.67%	5.07%
Class A Return After Taxes on Distributions	–10.83%	–0.71%	4.95%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	–7.04%	–0.57%	4.42%
Class C Return Before Taxes	–7.10%	–0.25%	4.94%
Class I Return Before Taxes	–5.24%	0.73%	5.86%
Class R Return Before Taxes	–5.67%	0.40%	5.67%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	2.64%	2.50%	6.12%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C.  Class A and Class C commenced operations on September 9, 2002.  The Class I and Class R performance shown above for the periods prior to May 3, 2007 and August 3, 2009 (commencement of operations for such class, respectively), is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the classes.  If adjusted for other expenses, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

October 4, 2012	6270-10/12 COMBEQPS3